TRADE RECEIVABLES, NET - Schedule of Trade Receivables (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Trade receivables
Trade receivables from IFM	$ 6,776,366	$ 3,979,175
Trade receivables from manpower outsourcing services	5,219,315	4,298,937
Trade receivables from other services	211,327	0
Trade receivables, gross	12,207,008	8,278,112
Allowance for expected credit losses	(68,666)	(62,425)
Trade receivables, net	$ 12,138,342	$ 8,215,687